UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2008

CLECO POWER LLC

(Exact name of registrant as specified in its charter)

Louisiana	1-05663	72-0244480
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2030 Donahue Ferry Road
Pineville, Louisiana	71360
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (318) 484-7400

CLECO KATRINA/RITA HURRICANE RECOVERY FUNDING LLC

(Exact name of registrant as specified in its charter)

Louisiana	333-147122	26-1338431
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2605 Highway 28 East
Office #12
Pineville, Louisiana	71360
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (318) 484-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry Into a Material Definitive Agreement.

In connection with the issuance and sale of $180,600,000 initial principal amount of 2008 Senior Secured Storm Recovery Bonds (the “Bonds”) of Cleco Katrina/Rita Hurricane Recovery Funding LLC (the “Company”), the Company and its sole member, Cleco Power LLC (“Cleco Power”) are entering into the agreements described below on March 6, 2008.  The descriptions of these agreements are qualified in their entirety by reference to the agreements themselves, which are filed as exhibits to this report and incorporated in this Item 1.01 by reference.

Storm Recovery Property Sale Agreement

This agreement provides for the purchase by the Company of Cleco Power’s storm recovery property for approximately $176,000,000, which generally consists of the rights and interests under a financing order issued by the Louisiana Public Service Commission, including the right to impose, bill, charge, collect and receive storm recovery charges and to recover storm recovery charges in amounts sufficient to pay principal and interest and to make other deposits in connection with the Bonds.  Cleco Power as seller agrees to indemnify the Company and the trustee of the Bonds, on behalf of the Bondholders, for certain tax matters and for breaches of its representations, warranties and covenants in the agreement.

Servicing Agreement

This agreement provides that Cleco Power, as servicer, will manage, service, administer and make collections in respect of the storm recovery property.  The servicer’s duties include calculating and billing storm recovery charges, obtaining meter reads, collecting the storm recovery charges, remitting the storm recovery charges to the trustee for the Bonds and petitioning the Louisiana Public Service Commission for adjustments to the storm recovery charges as necessary.  Cleco Power’s annual servicing fee will be 0.05% of the initial principal amount of the Bonds.  Cleco Power as servicer agrees to indemnify the Company and the trustee of the Bonds, for itself and on behalf of the Bondholders, for the servicer’s willful misconduct, bad faith or negligence in the performance of, or reckless disregard of, its duties and for breaches of its representations, warranties and covenants in the agreement.

Administration Agreement

                Under this agreement, Cleco Power will provide administrative services to the Company, and the Company will pay Cleco Power a fixed fee for performing these services, plus all reimbursable expenses.

Item 8.01               Other Events.

In connection with the closing of the issuance of the Bonds, the Company and Cleco Power are filing with this report certain agreements and instruments listed under Item 9.01 below.

Item 9.01               Financial Statements and Exhibits.

(c) Exhibits.

Exhibits 10.1, 10.2 and 10.3 are filed by the Company and Cleco Power; the remaining exhibits are filed separately by the Company.

1.1           Underwriting Agreement relating to the Bonds dated February 28, 2008

4.1           Indenture dated as of March 6, 2008

4.2           First Supplemental Indenture relating to the Bonds dated as of March 6, 2008

4.3           Form of Bond (included in Exhibit 4.2)

5.1           Opinion of Phelps Dunbar, L.L.P. relating to the legality of the Bonds

10.1         Storm Recovery Property Sale Agreement dated as of March 6, 2008

10.2         Storm Recovery Property Servicing Agreement dated as of March 6, 2008

10.3         Administration Agreement dated as of March 6, 2008

99.1         Opinion of Phelps Dunbar, L.L.P. relating to constitutionality of certain matters

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  March 6, 2008

CLECO POWER LLC

By:	/s/ Kathleen F. Nolen
Kathleen F. Nolen
Senior Vice President and Chief Financial
Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  March 6, 2008

CLECO KATRINA/RITA HURRICANE
RECOVERY FUNDING LLC

By:	/s/ Terry L. Taylor
Terry L. Taylor
Secretary and Manager

INDEX TO EXHIBITS

Exhibit Number	Exhibit Description

1.1	Underwriting Agreement relating to the Bonds dated February 28, 2008

4.1	Indenture dated as of March 6, 2008

4.2	First Supplemental Indenture relating to the Bonds dated as of March 6, 2008

4.3	Form of Bond (included in Exhibit 4.2)

5.1	Opinion of Phelps Dunbar, L.L.P. relating to the legality of the Bonds

10.1	Storm Recovery Property Sale Agreement dated as of March 6, 2008

10.2	Storm Recovery Property Servicing Agreement dated as of March 6, 2008

10.3	Administration Agreement dated as of March 6, 2008

99.1	Opinion of Phelps Dunbar, L.L.P. relating to constitutionality of certain matters